                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: OCTOBER 11, 2002


                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                       0-22717                       22-3265462
---------------              ---------------------           -------------------
(State or other              (Commission File No.)                 (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)


                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)



                                      None
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     On October 16, 2002, the Company issued a press release announcing that it had received a determination letter from Nasdaq notifying it that it is not in compliance with Nasdaq's continuing listing requirements. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

     (c)  EXHIBITS.

      Exhibit No.                     Description

          99 Press Release, dated October 16, 2002, entitled "Acorn Products to Appeal Nasdaq Determination."















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACORN PRODUCTS, INC.


Date: October 16, 2002                   By: /s/ John G. Jacob
                                             -----------------------------------
                                         John G. Jacob, Vice President and
                                         Chief Financial Officer



















                                      -3-

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                                  EXHIBIT INDEX




    Exhibit No.      Description

         99 Press Release, dated October 16, 2002, entitled "Acorn Products to Appeal Nasdaq Determination."



























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